CONSENT

THIS CONSENT (this “Consent”) is made and entered into as of the 17th day of June, 2010, by and among (a) Borders Group, Inc. (“BGI”) and Borders, Inc. (“Borders” and together with BGI, the “Borrowers”), (b) the Guarantors party to the Credit Agreement referenced below (the “Guarantors”, and together with the Borrowers, the “Loan Parties”), (c) the financial institutions party to the Credit Agreement (the “Lenders”), and (d) Bank of America, N.A., as administrative agent for itself and the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the above-referenced parties are parties to a certain Third Amended and Restated Revolving Credit Agreement, dated as of March 31, 2010 (as the same may be amended, amended and restated, restated, supplemented, refinanced or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Loan Parties, the Lenders, the Administrative Agent, and certain other parties thereto from time to time, pursuant to which the Lenders agreed to make available to the Borrowers certain financing arrangements upon and subject to the terms and conditions set forth therein; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders amend the definition of “Equity Reserve” in the Credit Agreement; and

WHEREAS, the Required Lenders and the Administrative Agent have each agreed to amend the definition of “Equity Reserve” in the Credit Agreement as further set forth herein, on the terms and conditions set forth below in this Consent.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Consent shall have the meanings ascribed thereto in the Credit Agreement.

2.
Consent.  Subject to the conditions precedent set forth herein, the Borrowers, the Required Lenders and the Administrative Agent hereby consent to amend the definition of “Equity Reserve” in the Credit Agreement by amending and restating such definition as follows:

Equity Reserve.  A reserve in the amount of $2,500,000; provided, that so long as no Event of Default has occurred and is continuing, the Equity Reserve shall be reduced to $0 upon the earlier to occur of the date on which (i) the principal balance of the FIFO Loans is reduced to $0, or (ii) the first monthly installment due pursuant to Section 3.2(d) of the Second Lien Loan Agreement has been made.

3.	Conditions Precedent. This Consent shall be deemed effective as of the date hereof upon the satisfaction of the following conditions to effectiveness:

a.
The Administrative Agent and the Lenders shall have received this Consent, duly executed by the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders, and this Consent shall be in full force and effect.

b.
The Administrative Agent shall have received a duly executed copy of that certain Consent, Waiver and First Amendment to Term Loan Agreement dated as of even date, by and among the Loan Parties, the Second Lien Agent and the Second Lien Lenders, a true and complete copy of which is annexed hereto as Exhibit A.

c.	All necessary consents and approvals to this Consent shall have been obtained.

d.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Consent shall have been duly and effectively taken.

e.	No Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the execution of this Consent.

4.
Further Assurances. The Loan Parties shall take any and all such actions and execute any and all such instruments and agreements as the Administrative Agent shall reasonably request for the purpose of effectuating this Consent.

5.
Limited Consent.  Except as specifically modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects.  This Consent shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

6.	Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of New York.

7.
Counterparts. This Consent may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the undersigned have duly executed this Consent as a sealed instrument as of the date first set forth above.

BORDERS GROUP, INC. By: Name: Title:
BORDERS, INC. By: Name: Title:
BORDERS PROPERTIES, INC. By: Name: Title:
BORDERS INTERNATIONAL SERVICES, INC. By: Name: Title:
BGP (UK) LIMITED By: Name: Title:
BORDERS DIRECT, LLC By: Borders, Inc., its Sole Member By: Name: Title:

(Signature Page to Consent)
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BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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WELLS FARGO RETAIL FINANCE, LLC, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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JPMORGAN CHASE BANK, N.A., as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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PNC BANK, N.A., as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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UBS AG, STAMFORD BRANCH, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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CIT BANK, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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TD BANK, N.A., as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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RBS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC., A SUBSIDIARY OF RBS CITIZENS, N.A., as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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SUNTRUST BANK, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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UNION BANK, N.A., as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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KEYBANK NATIONAL ASSOCIATION, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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FORTIS CAPITAL CORP., as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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REGIONS BANK, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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FIFTH THIRD BANK, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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COMERICA BANK, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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THE BANK OF NEW YORK MELLON, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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BNP PARIBAS, as a Lender

By: ____________________________
Name:
Title:

(Signature Page to Consent)
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Exhibit A

[attach Consent, Waiver and Amendment to Term Loan Agreement]

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